UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

Invesco Mortgage Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Spring Street, NW, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVR PrB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVR PrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 9, 2024, Invesco Mortgage Capital, Inc., a Maryland corporation (the “Company”), IAS Operating Partnership LP, a Delaware limited partnership, and Invesco Advisers, Inc., a Delaware corporation, entered into an Equity Distribution Agreement with BTIG, LLC, Citizens JMP Securities, LLC and JonesTrading Institutional Services LLC (the “Placement Agents”), pursuant to which the Company may sell up to 18,000,000 shares of Common Stock, par value $0.01 per share (the “Common Shares”), from time to time through the Placement Agents or directly to the Placement Agents as principals for their own accounts (the “Common ATM Offering”).

The Common Shares were initially offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-262861) initially filed on February 18, 2022 (as amended, the “2022 Registration Statement”). On November 6, 2024, the Company filed a new registration statement on Form S-3, which was declared effective by the Securities and Exchange Commission (the “Commission”) on December 4, 2024 (the “Registration Statement”) to replace the expiring 2022 Registration Statement. On December 16, 2024, the Company filed a prospectus supplement pursuant to Rule 424(b)(5) related to the Common Shares that remain unsold pursuant to the Common ATM Offering. This Current Report on Form 8-K (the “Report”) is being filed to provide exhibits to be incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

5.1	Legality Opinion of Venable LLP

8.1	Tax Opinion of Alston & Bird LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO MORTGAGE CAPITAL INC.

By:	/s/ Tina Carew
Name:	Tina Carew
Title:	Vice President, General Counsel and Secretary

Dated: December 16, 2024